UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             _______________________


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



          Date of report (Date of earliest event reported)     JUNE 2, 2005
                                                          ----------------------



                                KELLWOOD COMPANY
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             (Exact name of registrant as specified in its charter)


          DELAWARE                     000-07340                 36-2472410
-----------------------------    --------------------     ----------------------
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)             File Number)          Identification Number)


    600 KELLWOOD PARKWAY, ST. LOUIS, MISSOURI                    63017
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     (Address of Principal Executive Offices)                 (Zip Code)


        Registrant's Telephone Number, including area code    (314) 576-3100
                                                          ----------------------


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On June 2, 2005, Kellwood Company issued a press release setting forth its earnings for the first quarter fiscal year 2005. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  Exhibit Number    Description
                  --------------    -----------

                      99.1          Earnings Press Release issued June 2, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                KELLWOOD COMPANY
                                                 (Registrant)
                                    --------------------------------------------

DATE  June 2, 2005                  BY /s/ Thomas H. Pollihan
                                       -----------------------------------------
                                           Thomas H. Pollihan
                                           Executive Vice President, Secretary
                                           and General Counsel